Exhibit 32.2
CERTIFICATION
I, Daniel J. Durn, Chief Financial Officer of Freescale Semiconductor, Ltd., certify, for purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
the Annual Report on Form 10-K for the period ended December 31, 2014 (the “Annual Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)	information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Freescale Semiconductor, Ltd.
This certificate is being furnished solely for purposes of Section 1350.

Dated:	February 6, 2015	/s/ DANIEL J. DURN
Daniel J. Durn
Chief Financial Officer, Freescale Semiconductor, Ltd.